Exhibit 99.1

Verano Announces the Opening of Zen Leaf Pittsburgh McKnight, the Company’s 17th Affiliated Pennsylvania Dispensary and 128th Retail Location Nationwide

●	Zen Leaf Pittsburgh McKnight is the Company’s 17th affiliated dispensary and sixth retail location in the greater Pittsburgh area, joining existing local outlets in Cranberry, Monroeville, New Kensington, Pittsburgh Robinson and Washington
●	The dispensary is based in Allegheny County, the second largest county in Pennsylvania with a population of over 1.2 million[1]
●	Verano’s active operations span 13 states, comprised of 128 dispensaries and 13 cultivation and processing facilities with more than 1 million square feet of cultivation capacity

CHICAGO, May 25, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the grand opening of Zen Leaf Pittsburgh McKnight, located at 4778 McKnight Road, on Friday, May 26, following a ceremonial ribbon cutting at 10 a.m. Zen Leaf Pittsburgh McKnight, the Company’s 17th affiliated Pennsylvania dispensary and 128th location nationwide, will be open Monday through Friday from 9 a.m. to 7 p.m., Saturday from 10 a.m. to 7 p.m., and Sunday from 10 a.m. to 4 p.m., local time.

Zen Leaf Pittsburgh McKnight is located in Allegheny County, the second most densely populated county in the Commonwealth. The McKnight location adds another convenient outlet for Pittsburgh area patients, complementing the Company’s existing affiliated Zen Leaf dispensaries in Cranberry, Monroeville, New Kensington, Pittsburgh Robinson and Washington.

“We’re thrilled to welcome patients at Zen Leaf Pittsburgh McKnight, our 17th affiliated dispensary location in the Commonwealth, as we further strengthen our footprint in this core Verano market,” said George Archos, Verano Founder and Chief Executive Officer. “We look forward to serving the North Pittsburgh community at Zen Leaf McKnight, where our compassionate team will provide superior hospitality, patient-centric care and a wide variety of premium products for area patients.”

Zen Leaf Pittsburgh McKnight will offer a suite of cannabis therapeutics, including the Company’s signature Verano Reserve and Essence flower, concentrates and vapes, Savvy flower and extracts, and Avexia RSO cannabis oil. For additional convenience and accessibility, patients can choose to order ahead at ZenLeafDispensaries.com for express in-store or curbside pickup.

For more information about Zen Leaf medical cannabis dispensaries, visit ZenLeafDispensaries.com.

1Source: U.S. Census Bureau

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of high-quality, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MŪV™, delivering a superior cannabis shopping experience in both medical and adult use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Grace Bondy

Senior Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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